Exhibit 10.2

EXECUTION VERSION

FOURTH AMENDMENT

Dated as of August 15, 2012

to

AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,

as Borrower,

The Subsidiary Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

DEUTSCHE BANK SECURITIES INC.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

CITICORP USA, INC,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

and

THE ROYAL BANK OF SCOTLAND PLC,

as Co - Documentation Agents,

Dated as of May 3, 2011

J.P. MORGAN SECURITIES LLC

BANK OF AMERICA MERRILL LYNCH

BARCLAYS BANK PLC

DEUTSCHE BANK SECURITIES

as Joint Lead Arrangers and Bookrunners

FOURTH AMENDMENT

This Fourth Amendment, dated as of August 15, 2012 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among others, AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the subsidiary borrowers from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”; and together with the other agents named therein, the “Agents”) and the several lenders from time to time parties thereto (the “Lenders”). J.P. MORGAN SECURITIES LLC, BANK OF AMERICA MERRILL LYNCH, BARCLAYS BANK PLC, and DEUTSCHE BANK SECURITIES are acting as joint lead arrangers and bookrunners in connection with this Amendment.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Required Lenders and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Section 1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by:

(a)	deleting the definition of “Maximum Incremental Facilities Amount” in its entirety.

(b)	adding the following new definitions in the appropriate alphabetical order:

“Fourth Amendment”: the Fourth Amendment to this Agreement, dated as of the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date”: the “Fourth Amendment Effective Date”, as defined in the Fourth Amendment, which date is August 15, 2012.

“Maximum Facilities Amount”: as defined in Section 2.23.

(c)	amending the definition of “Loan Documents” by inserting “, the Fourth Amendment” immediately after the words “the Third Amendment”.

SECTION 3. Amendments to Section 2 (Amount and Terms of Commitments).

(a) Section 2.23(a) of the Credit Agreement is hereby amended by:

(i)	deleting clause (y) of the first proviso therein in its entirety and inserting in lieu thereof the following phrase: “(y) after giving effect to each such request and the proposed use of proceeds thereof, the aggregate amount (the “Maximum Facilities Amount”) of the Facilities (which term, for the avoidance of doubt, shall be amended pursuant to the Incremental Commitment Agreement to include any additional tranches of term loans so requested, if applicable) shall not exceed $2,250,000,000”; and

(ii)	deleting each reference to the “Maximum Incremental Facilities Amount” contained therein and inserting in lieu thereof “Maximum Facilities Amount”.

(b) Section 2.23(d) of the Credit Agreement is hereby amended by adding the phrase “and unless otherwise provided in the applicable Incremental Commitment Agreement” immediately after the phrase “subject to the satisfaction of the foregoing terms and conditions”.

SECTION 4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects and (ii) no Default or Event of Default shall have occurred or be continuing.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Fourth Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by (i) a duly authorized officer of Holdings and the Borrower and (ii) the Required Lenders.

(b) All reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) on or prior to the Fourth Amendment Effective Date shall have been paid.

SECTION 6. Continuing Effect; No Other Amendments or Consents.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET HOLDINGS, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

Signature Page to Fourth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Richard Duker
	Name:	Richard Duker
	Title:	Managing Director

Signature Page to Fourth Amendment

,
as a Lender

By:
Name:
Title:

FOR LENDERS REQUIRING A
SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Fourth Amendment